UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): June 5, 2020

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	CHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 5, 2020, Church & Dwight Co., Inc. (the “Company”) announced that Joseph Longo joined the Company as Vice President, Accounting. It is anticipated that before the end of the year, Mr. Longo will be appointed Vice President, Corporate Controller and Chief Accounting Officer of the Company, replacing Steven J. Katz, who will stay on with the Company until his previously announced retirement.

Prior to joining the Company, Mr. Longo, 49, served as Vice President and Corporate Controller of Dorman Products Inc., a leading supplier of aftermarket auto parts, from December 2019 to June 2020. From January 2017 to August 2019, Mr. Longo served as Vice President and Corporate Controller of Pinnacle Foods Inc., a provider of branded consumer food products, and served at Tyco International Ltd. from October 2007 to January 2017 in roles across accounting, investor relations and business unit financial planning and analysis. He started his career at KPMG US LLP and has held senior accounting positions at Prudential Financial, Inc. and JP Morgan Chase & Co.

Mr. Longo will receive salary, annual incentive awards and long-term incentive awards, and will participate in other compensation and benefit programs, at levels consistent with his position and scope of responsibility. The Company’s compensation and benefit plans are more fully described in the in the Company’s proxy statement for its 2020 annual meeting of shareholders.

No family relationships exist between Mr. Longo and any of the Company’s other directors or executive officers. There are no arrangements or understandings pursuant to which Mr. Longo was appointed, and there are no related party transactions between the Company and Mr. Longo reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: June 5, 2020	By:	/s/ Patrick de Maynadier
	Name:	Patrick de Maynadier
	Title:	Executive Vice President, General Counsel and Secretary